Bridge Builder Large Cap Value FundTM

Summary Prospectus

Ticker: BBVLX	May 4, 2020

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at:

www.bridgebuildermutualfunds.com

You may also obtain this information at no cost by calling 1-855-823-3611 or by e-mail at bridgebuilder@edwardjones.com. The Fund’s Prospectus and Statement of Additional Information, each dated October 28, 2019, are incorporated by reference into this Summary Prospectus.

Beginning on February 22, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your Edward Jones financial advisor or from the Fund. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Edward Jones clients investing in the Fund through Edward Jones Advisory Solutions® may elect to receive shareholder reports and other communications from the Fund electronically by contacting their Edward Jones financial advisor. If you are one of the few direct Fund investors, you may elect to receive shareholder reports and other communications from the Fund electronically by sending an email request to bridgebuilder30e3@edwardjones.com.

You may elect to receive all future reports in paper free of charge. If you are an Edward Jones client investing in the Fund through Edward Jones Advisory Solutions®, you should contact your Edward Jones financial advisor to request that you continue to receive paper copies of your shareholder reports, and your election to receive reports in paper will apply to all funds held within your Edward Jones account, including the Bridge Builder Mutual Funds. If you are one of the few direct Fund investors, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by sending an email request to bridgebuilder30e3@edwardjones.com, and your election to receive reports in paper will apply only to all of the Bridge Builder Mutual Funds.

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Investment Objective

The investment objective of Bridge Builder Large Cap Value Fund (the “Fund” or the “Large Cap Value Fund”) is to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.44%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.02%

Total Annual Fund Operating Expenses	0.46%
Less Waivers(1)	(0.21)%

Net Annual Fund Operating Expenses	0.25%

(1) Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2020 to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s sub-advisers. This contractual agreement may only be changed or eliminated before October 28, 2020 with the approval of the Board of Trustees (the “Board”). Such waivers are not subject to reimbursement by the Fund.

(2) Other Expenses include acquired fund fees and expenses less than 0.01%.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2020). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$26	$126	$237	$559

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of large capitalization companies and other instruments, such as certain investment companies (see below), with economic characteristics that seek to track the performance of securities of large capitalization companies. The Fund defines large capitalization companies as companies whose market capitalizations at the time of purchase typically fall within the range of the Russell 1000® Index (as of July 1, 2019, companies with capitalizations of at least approximately $2.4 billion). The market capitalization of the companies included in the Russell 1000® Index will change with market conditions. While the Fund primarily invests in equity securities of large capitalization companies, it may also invest in securities of medium and small capitalization companies. The Fund may invest in securities issued by U.S. and foreign entities. The Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. From time to time, the Fund may also buy or sell derivatives, principally futures contracts for cash equitization purposes. The Fund follows an investing style that favors value investments.

The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that will be retained by the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub-adviser. The Adviser may allocate Fund assets for each investment strategy to the following Sub-advisers: Artisan Partners Limited Partnership (“Artisan”); Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”); BlackRock Investment Management, LLC (“BlackRock”); LSV Asset Management (“LSV”); T. Rowe Price Associates, Inc. (“T. Rowe Price”); and Wellington Management Company LLP (“Wellington Management”). The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

Artisan’s Principal Investment Strategies

Artisan employs a fundamental investment process to construct a diversified portfolio of equity securities across a broad capitalization range. Artisan seeks to invest in companies that are undervalued, in solid financial condition, and have attractive business economics. Artisan believes that companies with these characteristics are less likely to experience eroding values over the long term.

Artisan values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. Artisan prefers companies with an acceptable level of debt and positive cash flow. At a minimum, Artisan seeks to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interest of the companies’ shareholders. Artisan favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

BHMS’s Principal Investment Strategies

BHMS invests primarily in large capitalization securities. BHMS’s approach to the equity market is based on the underlying philosophy that markets are inefficient. BHMS believes these inefficiencies can best be exploited through adherence to a value-oriented investment process dedicated to the selection of securities on a bottom-up basis. BHMS seeks to stay fully invested with a defensive, conservative orientation based on the belief that superior returns can be achieved while taking below-average risks. BHMS implements this strategy by seeking to construct portfolios of individual stocks that reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market (as measured by the S&P 500).

BlackRock’s Principal Investment Strategies

BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segment of the United States market for publicly traded equity securities represented by the 1,000 largest capitalized companies. The criterion for the selection of investments is the Russell 1000® Value Index.

LSV’s Principal Investment Strategies

LSV primarily invests in large and medium capitalization U.S. companies. LSV uses a bottom-up investment style, seeking to identify companies that are trading at prices substantially below their intrinsic value. LSV follows an active investment strategy, focusing on using data and financial information and combining such information with the rigor of a quantitative model.

T. Rowe Price’s Principal Investment Strategies

T. Rowe Price’s active investment approach emphasizes the value of large-capitalization stocks that have a strong track record of paying dividends or that are believed to be undervalued. T. Rowe Price typically employees a “value” approach in selecting investments. T. Rowe Price’s in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. In selecting investments for its allocated portion of the Fund, T. Rowe Price generally looks for companies in the aggregate with one or more of the following: an established operating history; above-average dividend yield relative to the broader equity market; low price/earnings ratio relative to the broader equity market; a sound balance sheet and other positive financial characteristics; or low stock price relative to a company’s underlying value as measured by assets, cash flow, or business franchises. T. Rowe Price typically invests in U.S. common stocks and may invest in foreign stocks. The portion of the Fund managed by T. Rowe Price may also at times invest significantly in certain sectors, such as the financials sector.

Wellington Management’s Principal Investment Strategies

Wellington Management normally invests a significant portion of its assets in the equity securities of large-capitalization companies, though it may invest in the securities of companies with any market capitalization.

Wellington Management uses substantial proprietary, fundamental research resources to identify companies with superior prospects for dividend growth and capital appreciation that sell at reasonable valuation levels. Wellington Management believes that above average growth in dividends is an effective and often overlooked indicator of higher quality, shareholder-oriented companies that have the ability to produce consistent, above-average returns over the long term.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares varies as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. The principal risks affecting the Fund that can cause a decline in value (in alphabetical order after the first five risks) are:

•

Market Risk. The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets, a particular securities market, or other types of investments. A variety of factors can influence underperformance and can have a significant impact on the Fund and its investments, including regulatory events, inflation, interest rates, war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, and natural disasters.

•

Equity Risk. The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions, and/or economic conditions.

•	Active Management Risk. A significant portion of the Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.

•

Larger Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Value Style Risk. The Fund is managed primarily in a value investment style. Value stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles, as different market styles tend to shift in and out of favor depending upon market conditions and other factors. Value stocks are believed to be undervalued relative to their projected underlying profitability.

•

American Depositary Receipts or Global Depositary Receipts Risk. ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. securities they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

•

Counterparty Risk. When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund.

•

Currency Risk. As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, adversely affecting the value of the Fund.

•

Derivatives Risk. An investment in derivatives (such as futures contracts) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the derivative may not provide the anticipated protection, causing the Fund to lose money on both the derivative and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. The Fund’s use of derivatives is also subject to market risk, which is described above, and liquidity risk, which is described below.

•

Foreign Securities Risk. The risks of investing in foreign securities can increase the potential for losses in the Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors, and less stringent regulation of securities markets.

•

Investment Company and Exchange Traded Fund Risk. An investment company, including an ETF in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively. Large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

•

Investment Strategy Risk. There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

•	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole or other similar securities.

•

Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

•

Multi-Manager and Multi-Style Management Risk. The Fund allocates its assets to multiple Sub-advisers believed to have complementary styles. These investment styles, at times, may not be complementary and could result in more exposure to certain types of securities. Because portions of the Fund’s assets are managed by different Sub-advisers using different styles, the Fund could engage in overlapping or conflicting securities transactions. Overlapping transactions could lead to multiple Sub-advisers purchasing the same or similar securities at the same time, potentially leading to the Fund holding a more concentrated position in these securities. Conversely, certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

•

Passive Management Risk. Because the portion of the Fund allocated to BlackRock is managed so that its total return closely corresponds with that of the Russell 1000® Value Index, the Fund faces a risk of poor performance if the Russell 1000® Value Index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks, the stocks of companies which comprise the Russell 1000® Value Index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the Russell 1000® Value Index.

•	Real Estate Investment Trusts Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

•

Redemption Risk. The Fund may experience losses when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions.

•

Regulatory and Judicial Risk. The regulation of security transactions in the United States is a rapidly changing area of law. Securities markets are subject to legislative, regulatory, and judicial actions which could have a substantial adverse effect on the Fund’s performance.

•

Sector Focus Risk. Because the Fund may invest a significant portion of its assets in the financial sector of the market, the Fund may be more affected by events influencing the financial sector than a fund that is more diversified across numerous sectors. The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements.

•

Smaller Company Risk. Investments in smaller capitalization companies (including medium capitalization and small capitalization companies) may have greater risks, as these companies may have less operating history, narrower product or customer markets, and fewer managerial and financial resources than more established companies. Smaller capitalization stocks may be more volatile and have less liquidity.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s year-to-year performance and the table shows how the Fund’s average annual total returns for one year and since inception compared to that of a broad measure of market performance. The performance information shown here reflects only Fund performance and does not reflect annual program or administrative fees you may be charged for participating in Edward Jones Advisory Solutions® (“Advisory Solutions”). See the Fund’s website www.bridgebuildermutualfunds.com for updated performance information. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Year-by-Year Total Returns

Calendar Year Ended December 31

Quarterly Returns
Highest (quarter ended September 30, 2018)	5.93%
Lowest (quarter ended December 31, 2018)	-13.26%

The performance information shown above is based on a calendar year. The Fund’s performance (before taxes) from 1/1/19 to 9/30/19 was 20.51%.

Average Annual Total Return as of December 31, 2018
	1 Year	Since Inception (4/27/15)
Return Before Taxes	-8.14%	4.69%
Return After Taxes on Distributions	-8.85%	4.11%
Return After Taxes on Distributions and Sale of Fund Shares	-4.28%	3.60%

Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	-8.27%	4.32%

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

Sub-advisers and Portfolio Managers

The Adviser may allocate Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

Artisan

Portfolio Managers	Position with Artisan	Length of Service to the Fund
James C. Kieffer	Managing Director and Portfolio Manager	Since Inception
Daniel L. Kane	Portfolio Manager	Since Inception
Thomas A. Reynolds IV	Managing Director and Portfolio Manager	Since October 2017
Craig Inman	Portfolio Manager	Since February 2019

BHMS

Portfolio Managers	Position with BHMS	Length of Service to the Fund
Mark Giambrone	Managing Director, Portfolio Manager	Since Inception
Michael Nayfa, CFA	Director, Portfolio Manager	Since Inception
Terry Pelzel, CFA	Director, Portfolio Manager	Since Inception

BlackRock

Portfolio Managers	Position with BlackRock	Length of Service to the Fund
Alan Mason	Managing Director, Portfolio Manager	Since Inception
Rachel M. Aguirre	Managing Director, Senior Portfolio Manager	Since April 2016
Amy Whitelaw	Managing Director, Portfolio Manager	Since October 2019
Jennifer Hsui	Managing Director, Senior Portfolio Manager	Since October 2019
Suzanne Henige	Director, Portfolio Manager	Since May 2020

LSV

Portfolio Managers	Position with LSV	Length of Service to the Fund
Josef Lakonishok, Ph.D.	Chief Executive Officer, Chief Investment Officer, Portfolio Manager and Founding Partner	Since May 2020
Menno Vermeulen, CFA	Portfolio Manager, Senior Quantitative Analyst and Partner	Since May 2020
Puneet Mansharamani, CFA	Portfolio Manager, Senior Quantitative Analyst and Partner	Since May 2020
Greg Sleight	Portfolio Manager, Quantitative Analyst and Partner	Since May 2020
Guy Lakonishok, CFA	Portfolio Manager, Quantitative Analyst and Partner	Since May 2020

T. Rowe Price

Portfolio Managers	Position with T. Rowe Price	Length of Service to the Fund
John D. Linehan, CFA	Vice President and Portfolio Manager	Since May 2020

Wellington Management

Portfolio Manager	Position with Wellington Management	Length of Service to the Fund
Donald J. Kilbride	Senior Managing Director, Equity Portfolio Manager	Since Inception

Purchase and Sale of Fund Shares

Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”). Therefore, you may purchase and sell or redeem Fund shares only from Edward Jones through Advisory Solutions. There are no initial or subsequent minimum purchase amounts for the Fund. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

Tax Information

The Fund’s distributions will normally be taxed as ordinary income or capital gains. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.